UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 23, 2014

INTERMOUNTAIN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Idaho

(State or other jurisdiction of incorporation)

001-35775	82-0499463
(Commission File Number)	IRS Employer Identification No.

414 Church Street

Sandpoint, Idaho 83864

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2014, Intermountain Community Bancorp, an Idaho corporation (the “Company”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Columbia Banking System, Inc., a Washington corporation (“Columbia”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Intermountain will merge with and into Columbia (the “Merger”), with Columbia continuing as the surviving corporation (the “Surviving Corporation”). Immediately after the Merger, Panhandle State Bank, an Idaho state-chartered bank and wholly owned subsidiary of Intermountain (the “Bank”), will merge with and into Columbia State Bank, a Washington state-chartered bank and wholly owned subsidiary of Columbia.

Concurrently with the execution of the Merger Agreement described in Item 1.01 of the Form 8-K filed with the SEC on July 24, 2014 (SEC File No. 001-35775), the Company and the Bank entered into a Second Amendment of Employment Agreement with each of Curt Hecker, President and CEO, and Doug Wright, Executive Vice President and CFO, and a Second Amendment of Severance Agreement with Pamela Rasmussen, Executive Vice President and Chief Administrative Officer of Panhandle State Bank (the “Amendments”). In each of the Amendments, the Company and the Bank are collectively referred to as “Employer.” Each Amendment is effective as of July 23, 2014, but if the Merger Agreement terminates for any reason before the merger is consummated, the Amendments will become void and have no effect. The Amendments are attached hereto as Exhibits 10.1, 10.2, and 10.3 and are incorporated by reference herein.

Curt Hecker Amendment

The Second Amendment of Employment Agreement dated July 23, 2014 between Curt Hecker and the Employer amends the Employment Agreement between Mr. Hecker and the Employer entered into on January 1, 2014, as amended by the July 14, 2014 Amendment of Employment Agreement. The amendment, along with a separate employment agreement entered into directly with Columbia, was executed in anticipation of Mr. Hecker continuing with the Surviving Corporation after the merger.

Mr. Hecker’s amendment provides that his employment agreement terminates immediately following the Effective Time (as defined in the Merger Agreement, the “Effective Time”) of the Merger. In addition, Mr. Hecker’s amendment provides that (i) upon termination of employment (other than if employment is terminated for cause or under similar circumstances as described in Article 5 of the Salary Continuation Agreement, as defined below), Mr. Hecker shall be entitled to the Early Termination benefit described in Section 2.2 of the Salary Continuation Agreement, as amended and restated, among Panhandle State Bank and Mr. Hecker, dated January 1, 2008 (the “Salary Continuation Agreement”) and shall not be entitled to any other benefits under the Salary Continuation Agreement and (ii) at the Effective Time and subject to Mr. Hecker’s continued employment through the Effective Time, Mr. Hecker shall be entitled to a lump-sum payment in cash equal to $800,000. The amendment prohibits Mr. Hecker from competing with the Company, the Bank or the Surviving Corporation as a consultant, officer, director, organizer, employee or shareholder in the States of Idaho, Washington and Oregon for a period of three years after the later of the Effective Time or termination of employment. Mr. Hecker is also prohibited from soliciting any employee, independent contractor, customer, business partner or joint venture of the Company, the Bank or the Surviving Corporation during such time period.

As consideration for Mr. Hecker’s covenant not to compete, and subject to Mr. Hecker’s continued employment through the Effective Time, Mr. Hecker will receive total compensation of $1,700,000 payable by the Surviving Corporation, twenty-five percent (25%) of which shall be payable within thirty (30) days of the date that Mr. Hecker’s employment with the Surviving Corporation terminates for any reason (the “Termination Date”) and the remaining seventy-five percent (75%) of which shall be payable in thirty-six (36) equal monthly payments commencing within thirty (30) days following the Termination Date.

Doug Wright Amendment

The Second Amendment of Employment Agreement dated July 23, 2014 between Doug Wright and the Employer amends the Employment Agreement between Mr. Wright and the Employer entered into on January 1, 2014, as amended by the July 14, 2014 Amendment of Employment Agreement.

Mr. Wright’s amendment provides that at the Effective Time and subject to Mr. Wright’s continued employment through the Effective Time, Mr. Wright shall be entitled to a lump-sum payment in cash equal to $580,000. The amendment prohibits Mr. Wright from competing with the Company, the Bank or the Surviving Corporation as a consultant, officer, director, organizer, employee or shareholder in the State of Idaho and certain counties in the State of Washington for a period of three years after the later of the Effective Time or termination of employment. Mr. Wright is also prohibited from soliciting any employee, independent contractor, customer, business partner or joint venture of the Company, the Bank or the Surviving Corporation during that period.

As consideration for Mr. Wright’s covenant not to compete, and subject to Mr. Wright’s continued employment through the Effective Time, Mr. Wright will receive total compensation of $1,100,000 payable by the Surviving Corporation, twenty-five percent (25%) of which shall be payable within thirty (30) days of the date that Mr. Wright’s employment with the Surviving Corporation terminates for any reason (the “Termination Date”) and the remaining seventy-five percent (75%) of which shall be payable in thirty-six (36) equal monthly payments commencing within thirty (30) days following the Termination Date.

Pamela Rasmussen Amendment

The Second Amendment of Severance Agreement dated July 23, 2014 between Pamela Rasmussen and the Employer amends the Severance Agreement between Ms. Rasmussen and the Employer entered into on January 1, 2014, as amended by the July 14, 2014 Amendment of Severance Agreement.

The amendment prohibits Ms. Rasmussen from competing with the Company, the Bank or the Surviving Corporation as a consultant, officer, director, organizer, employee or shareholder in the State of Idaho and certain counties in the State of Washington for a period of thirty (30) months after the later of the Effective Time or termination of employment. Ms. Rasmussen is also prohibited from soliciting any employee, independent contractor, customer, business partner or joint venture of the Company, the Bank or the Surviving Corporation during that period.

As consideration for Ms. Rasmussen’s covenant not to compete, and subject to Ms. Rasmussen’s continued employment through the Effective Time, Ms. Rasmussen will receive total compensation of $525,000, payable by the Surviving Corporation in thirty (30) equal monthly payments commencing on the date Ms. Rasmussen’s employment with the Surviving Corporation terminates for any reason.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the terms of each such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1 Second Amendment of Employment Agreement by and between Intermountain Community Bancorp, Panhandle State Bank and Curt Hecker dated as of July 23, 2014.

10.2 Second Amendment of Employment Agreement by and between Intermountain Community Bancorp, Panhandle State Bank and Douglas Wright dated as of July 23, 2014.

10.3 Second Amendment of Severance Agreement by and between Intermountain Community Bancorp, Panhandle State Bank and Pamela Rasmussen dated as of July 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2014

INTERMOUNTAIN COMMUNITY BANCORP

By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer